[LOGO OMITTED]



                       U.S. GOVERNMENT SECURITIES
                       MONEY FUND

                       PRIME OBLIGATIONS FUND

                       MANAGED BY
                       Crestar Asset Management Company

                                  ANNUAL REPORT
                                ----------------
                                January 31, 1999

Dear Shareholder:
The Arbor Prime Obligations Fund and the U.S. Government Securities Money Fund continue to perform very well in the year ended January 31, 1999 relative to both their peers and inflation. Both funds are managed by Crestar Asset Management Company.

The Prime Obligations Fund earned a 7-day effective yield of 5.05% on January 31, 1999, and the 1-year total return of 5.46% was ranked in the top 20% of all institutional money funds by Lipper Analytical Services. The
3-year rank was in the top 12%, and the rank since inception was in the top 13% of its peer group.

The U.S. Government Securities Money Fund also provided strong investment returns for its holders during the past year. The 7-day effective yield of 4.85% on January 31, 1999 put the 1-year total return of 5.30% in the top 26% of all government-only institutional money market funds according to Lipper Analytical Services. The 3-year rank for the Fund was in the top 18%, and the U.S. Government Securities Money Fund rank since inception has been in the top 15% of its peer group.

A REVIEW OF 1998:
The past year was another one of exceptional growth accompanied by low inflation. Real GDP increased 3.9% compared to a 21/2% historical average, and inflation, as measured by the Consumer Price Index, increased just 1.6% in the 12 months ended December. Unlike previous years, however, the strength in the U.S. economy was more narrowly concentrated in the consumer sector (the "front end" of the economy), while the manufacturing sector (the "back end" of the economy) began to experience slower growth.

In typical business cycles, excessive spending growth causes inflation to accelerate. This forces the Federal Reserve to raise interest rates to slow the economy and curb inflation. The current environment is quite different, however, in that the negative economic pressures or risks are largely related to problems in Asia, Russia and Latin America, and their impact on U.S. manufacturers. Said another way, the U.S. economy was "rear-ended" by the Asian financial crisis in 1998. Exports from U.S. companies to those regions fell significantly last year. In addition, U.S. manufacturers competing with Asian and Latin American producers felt pricing pressure linked to the rising value of the dollar.

This economic stress was compounded by a world financial markets crisis brought on by the unexpected "restructuring" of sovereign debt by Russia in early summer. Smaller, less developed financial systems in emerging market economies experienced a sudden flight of capital to the relative safety of U.S. Treasury securities. The S&P 500 fell nearly 20% between July 17th and the end of August, as investors fled the high-flying stockmarket for the fixed-income and money markets. The flight to U.S. Treasuries pushed the yield on the 3-month Treasury Bill as low as 3.62% by early October.

The reaction to the crisis by world central banks and the fixed-income markets was quick and dramatic. The Federal Reserve Bank lowered interest rates three times, from 5.50% to 4.75%, in an effort to restore liquidity to the stock and bond markets. Between October 1st and November 30th, central banks around the world cut interest rates over 50 times in total. President Clinton appeared on national television to urge Congress to approve additional funding for the International Monetary Fund.

The initial impact of these crises on the American consumer (the front end) was very positive: home mortgage rates fell to 30-year lows, the strong dollar increased purchasing power, and commodity prices, especially oil and gasoline, fell. Consumers in the U.S. took advantage of their newly discovered wealth by purchasing homes, refinancing existing mortgages, and buying new cars. Inflation-adjusted consumption expenditures surged in the second half of 1998.

THE OUTLOOK FOR 1999:
There are two key factors affecting the outlook for 1999 -- inflation and credit quality. We continue to believe that inflation will remain low in the year ahead, but we are less confident that it will move significantly lower as it has in recent years. The second factor will be driven by economic and corporate profits growth. Many companies have "confessed" that near term earnings may not match analysts' expectations. Some companies have merged as a means of sustaining or creating growth and achieving new efficiencies, and layoffs have increased. In this sense, the front end of the economy is only now beginning to feel the negative effects of the "Asian Flu." Credit quality spreads, or the difference between yields on Treasuries and corporate bonds and other securities reached recession-level highs during the third quarter of last year. They remain high despite the relative calm that has returned to the markets.

In this environment, the Federal Reserve will be closely watching the strength in the economy and its potential impact on inflation as the year unfolds. However, the continuing risks related to Latin America, Asia and Russia as well as the potential adverse effect of an interest rate hike on equity markets will likely inject a note of caution for policy makers. We believe that the risks of recession remain relatively low, and this will help most corporations and consumers continue to service their debt obligations. If the economy continues to grow and inflation remains subdued, the corporate market and other "non-Treasury" sectors may provide, we believe, the highest returns for investors in 1999.

On behalf of all of us who manage the Arbor Funds, thank you for the opportunity to serve you. Please let us know if there is more we can do to help fulfill your investment objectives.

                                        Sincerely,


                                        /s/ signature omitted


                                        Ben L. Jones, CFA
                                        President and Chief Investment Officer
                                        Crestar Asset Management Company

STATEMENT OF NET ASSETS                                          THE ARBOR FUND
January 31, 1999



    Face
   Amount                                                                 Value
   (000)    U.S. GOVERNMENT SECURITIES MONEY FUND                         (000)
--------------------------------------------------------------------------------
            U.S. GOVERNMENT AGENCY OBLIGATIONS -- 87.6%
            FFCB
  $ 25,000       5.500%, 04/01/99 ..................................... $ 24,994
    25,000       4.750%, 04/05/99 .....................................   24,792
            FHLB
    25,000       4.940%, 03/18/99 .....................................   24,846
    35,000       4.700%, 04/30/99 .....................................   34,598
    35,000       4.750%, 06/04/99 .....................................   34,432
    20,000       5.630%, 06/15/99 .....................................   20,002
    10,000       4.406%, 07/02/99 .....................................    9,815
            FHLB (A)
    30,000       4.850%, 02/01/99 .....................................   30,000
    35,000       4.706%, 02/03/99 .....................................   34,997
    20,000       4.847%, 02/03/99 .....................................   19,999
            FNMA
    35,000       5.000%, 02/05/99 .....................................   34,981
    20,000       5.165%, 03/15/99 .....................................   19,879
    25,000       4.900%, 05/03/99 .....................................   24,700
    35,000       4.720%, 05/10/99 .....................................   34,550
    10,000       4.790%, 06/11/99 .....................................    9,827
    10,000       4.780%, 07/02/99 .....................................    9,799
    20,000       5.540%, 07/16/99 .....................................   19,994
            FNMA MTN
    20,000       5.410%, 02/23/99 .....................................   19,998
    20,000       5.570%, 05/07/99 .....................................   19,994
            FNMA MTN  (A)
    25,500       4.782%, 02/02/99 .....................................   25,472
            FHLMC
    35,000       5.090%, 02/12/99 .....................................   34,946
    20,000       5.505%, 03/12/99                                         19,998
            FHLMC (A)
    50,000       4.736%, 02/02/99 .....................................   50,000
            SLMA (A)
    20,000       4.632%, 02/02/99 .....................................   19,997
--------------------------------------------------------------------------------
       Total U.S. Government Agency Obligations  (Cost $602,610) ......  602,610
--------------------------------------------------------------------------------
            CASH EQUIVALENT -- 3.6%
    25,000  Financial Square Government Portfolio .....................   25,000
--------------------------------------------------------------------------------
                     Total Cash Equivalent  (Cost $25,000) ............   25,000
--------------------------------------------------------------------------------
            REPURCHASE AGREEMENTS -- 8.6%
            FirstBoston Securities, 4.83%, dated 01/29/99,
                 matures 02/01/99, repurchase price
                 $25,010,063 (collateralized by various
                 U.S. Government Agency obligations:
    25,000       total market value $25,754,893) ......................   25,000
            Greenwich Securities, 4.74%, dated 01/29/99,
                 matures 02/01/99, repurchase price
                 $22,778,436 (collateralized by various
                 U.S. Government Agency obligations: ..................   22,769
            Merrill Lynch Securities, 4.74%, dated 01/29/99,
                 matures 02/01/99, repurchase price
                 $7,970,000 (collateralized by various
                 U.S. Government Agency obligations:
     7,967       total market value $8,126,915) .......................    7,967

STATEMENT OF NET ASSETS                                           THE ARBOR FUND
January 31, 1999

   Face
  Amount                                                                 Value
  (000)     U.S. GOVERNMENT SECURITIES MONEY FUND (concluded)            (000)
--------------------------------------------------------------------------------
            REPURCHASE AGREEMENTS (continued)
            PaineWebber, 4.74%, dated 01/29/99,
                 matures 02/01/99, repurchase
                 price $3,536,707 (collateralized
                 by U.S. Government Agency obligation:
 $ 3,535         total market value $3,610,186) ....................... $ 3,535
--------------------------------------------------------------------------------
                     Total Repurchase Agreements  (Cost $59,271) ......  59,271
--------------------------------------------------------------------------------
            Total Investments--99.8% (Cost $686,881) .................. 686,881
--------------------------------------------------------------------------------
            OTHER ASSETS AND LIABILITIES -- 0.2%
            Other Assets and Liabilities, Net .........................   1,150
--------------------------------------------------------------------------------
            NET ASSETS:
            Portfolio Shares (unlimited authorization --
              no par value) based on 688,071,153
              outstanding shares of beneficial interest ............... 688,071
            Distribution in excess of net investment income ...........     (15)
            Accumulated net realized loss on investments ..............     (25)
--------------------------------------------------------------------------------
                     Total Net Assets--100.0% .........................$688,031
--------------------------------------------------------------------------------
                     Net Asset Value, Offering and
                         Redemption Price Per Share ...................   $1.00
================================================================================
(A) Adjustable Rate Security -- The rate reported on the Statement of Net Assets is the rate in effect on January 31, 1999. The date shown is the next scheduled reset date.
FFCB -- Federal Farm Credit Bank
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
MTN -- Medium Term Note
SLMA -- Student Loan Marketing Association

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                           THE ARBOR FUND
January 31, 1999

   Face
  Amount                                                                 Value
   (000)    PRIME OBLIGATIONS FUND                                       (000)
--------------------------------------------------------------------------------
            COMMERCIAL PAPER -- 40.9%
            ELECTRICAL UTILITIES -- 2.0%
            Aes Shady Point
  $ 18,000       4.790%, 06/01/99 ..................................... $ 17,713
--------------------------------------------------------------------------------
                     Total Electrical Utilities .......................   17,713
--------------------------------------------------------------------------------
            ENTERTAINMENT -- 4.4%
            Walt Disney
    40,000       4.460%, 07/13/99 .....................................   39,197
--------------------------------------------------------------------------------
                     Total Entertainment ..............................   39,197
--------------------------------------------------------------------------------
            FINANCIAL SERVICES -- 34.5%
            Associates
    25,000       4.800%, 06/14/99 .....................................   24,557
            CS First Boston
    10,000       5.800%, 05/06/99 .....................................   10,000
    10,000       4.875%, 05/07/99 .....................................    9,871
            Den Norske
    30,000       5.380%, 05/04/99 .....................................   29,588
    15,000       4.860%, 08/10/99 .....................................   14,615
            Ford Motor Credit
    20,000       4.730%, 08/31/99 .....................................   19,446
            General Electric Capital
    10,000       5.410%, 02/22/99 .....................................    9,968
    30,000       4.730%, 08/19/99 .....................................   29,216
            General Motors Acceptance
    45,000       4.670%, 10/20/99 .....................................   43,476
            Goldman Sachs
    10,000       5.480%, 02/09/99 .....................................    9,988
    30,000       5.000%, 04/20/99 .....................................   29,675
            Merrill Lynch
    10,000       5.470%, 02/26/99 .....................................    9,962
    30,000       4.820%, 06/17/99 .....................................   29,454
            Morgan Stanley Dean Witter
    35,000       5.170%, 03/26/99 .....................................   34,734
--------------------------------------------------------------------------------
                     Total Financial Services .........................  304,550
--------------------------------------------------------------------------------
                     Total Commercial Paper (Cost $361,460) ...........  361,460
--------------------------------------------------------------------------------
            CORPORATE BONDS -- 16.4%
            BANKING -- 5.7%
            First Union Bank (A)
    20,000       5.427%, 02/17/99 .....................................   20,000
            PNC Bank (A)
    10,000       4.790%, 02/01/99 .....................................    9,997
    20,000       4.800%, 02/01/99 .....................................   19,997
--------------------------------------------------------------------------------
                     Total Banking ....................................   49,994
--------------------------------------------------------------------------------
            FINANCIAL SERVICES -- 9.6%
            Associates MTN
     5,000       6.750%, 06/28/99 .....................................    5,017
            Bear Stearns MTN
    15,000       5.100%, 02/18/99 .....................................   15,000
    10,000       5.700%, 03/02/99 .....................................   10,000
    15,000       5.715%, 07/30/99 .....................................   15,000

STATEMENT OF NET ASSETS (continued)                               THE ARBOR FUND
January 31, 1999

   Face
  Amount                                                                 Value
   (000)    PRIME OBLIGATIONS FUND (continued)                           (000)
--------------------------------------------------------------------------------
            Beta Finance (A)
  $ 25,000       4.850%, 02/01/99 ..................................... $ 25,000
            CS First Boston (A)
    15,000       4.860%, 02/01/99 .....................................   15,000
--------------------------------------------------------------------------------
                     Total Financial Services .........................   85,017
--------------------------------------------------------------------------------
            INDUSTRIAL -- 1.1%
            PHH MTN (A)
    10,000       4.860%, 02/01/99 .....................................   10,000
--------------------------------------------------------------------------------
                     Total Industrial .................................   10,000
--------------------------------------------------------------------------------
                     Total Corporate Bonds (Cost $145,011) ............  145,011
--------------------------------------------------------------------------------
            U.S. GOVERNMENT AGENCY OBLIGATIONS -- 9.6%
            FHLB (A)
    45,000       4.840%, 02/01/99 .....................................   45,000
            FHLMC
    10,000       4.935%, 06/04/99 .....................................    9,838
            FNMA
    30,000       5.165%, 03/15/99 .....................................   29,819
--------------------------------------------------------------------------------
    Total U.S. Government Agency Obligations (Cost $84,657) ...........   84,657
--------------------------------------------------------------------------------
            CERTIFICATES OF DEPOSIT/BANK NOTES -- 11.4%
            Bankers Trust (A)
    10,000       4.850%, 02/01/99 .....................................    9,999
            Barclay's Bank
    15,000       5.645%, 03/02/99 .....................................   14,999
            First Union
    20,000       5.660%, 04/15/99 .....................................   20,000
            NationsBank
    30,000       4.880%, 10/18/99 .....................................   30,000
            Societe Generale
     5,000       5.670%, 03/11/99 .....................................    5,000
            Swiss Bank
    21,000       5.750%, 05/07/99 .....................................   20,999
--------------------------------------------------------------------------------
      Total Certificates of Deposit/Bank Notes (Cost $100,997) ........  100,997
--------------------------------------------------------------------------------
            INSURANCE FUNDING AGREEMENTS -- 10.2%
            General American Life Insurance GIC (A) (B)
    45,000       5.780% ...............................................   45,000
            Integrity Life Insurance GIC (A) (B)
    45,000       5.780% ...............................................   45,000
--------------------------------------------------------------------------------
      Total Insurance Funding Agreements (Cost $90,000) ...............   90,000
--------------------------------------------------------------------------------
            TAXABLE MUNICIPAL BOND -- 5.1%
            Tampa Bay Devil Rays (A)
    45,000       4.950%, 02/01/99 .....................................   45,000
--------------------------------------------------------------------------------
      Total Taxable Municipal Bond (Cost $45,000) .....................   45,000
--------------------------------------------------------------------------------
            CASH EQUIVALENT -- 4.5%
    40,000  Financial Square Money Market Portfolio ...................   40,000
--------------------------------------------------------------------------------
      Total Cash Equivalent (Cost $40,000) ............................   40,000
--------------------------------------------------------------------------------
            REPURCHASE AGREEMENTS -- 6.7%
            Greenwich Securities, 4.74%, dated 01/29/99,
                 matures 02/01/99, repurchase price
                 $15,595,837 (collateralized by various
                 U.S.Government Agency obligations:
    15,590       total market value $15,902,250) ......................   15,590

STATEMENT OF NET ASSETS (concluded)                               THE ARBOR FUND
January 31, 1999

   Face
  Amount                                                                 Value
   (000)    PRIME OBLIGATIONS FUND (concluded)                           (000)
--------------------------------------------------------------------------------
            Merrill Lynch Securities, 4.74%, dated 01/29/99,
                 matures 02/01/99, repurchase price $19,498,071
                 (collateralized by various U.S.
                 Government Agency obligations:
  $ 19,490       total market value $19,881,374) ......................$ 19,490
            Paine Webber, 4.74%, dated 01/29/99, matures
                  02/01/99, repurchase price $24,718,282
                 (collateralized by various U.S. Government
                 Agency obligations: total market
    24,708       value $25,206,710) ...................................  24,708
--------------------------------------------------------------------------------
                     Total Repurchase Agreements (Cost $59,788) .......  59,788
--------------------------------------------------------------------------------
            Total Investments-- 104.8% (Cost $926,913) ................ 926,913
--------------------------------------------------------------------------------
            OTHER ASSETS AND LIABILITIES -- (4.8%)
            Other Assets and Liabilities, Net ......................... (42,423)
--------------------------------------------------------------------------------
            NET ASSETS:
            Portfolio Shares (unlimited authorization --
              no par value) based on 884,505,593 outstanding
              shares of beneficial interest ........................... 884,506
            Distribution in excess of net investment income ...........     (13)
            Accumulated net realized loss on investments ..............      (3)
--------------------------------------------------------------------------------
              Total Net Assets-- 100.0% ...............................$884,490
--------------------------------------------------------------------------------
              Net Asset Value, Offering and Redemption Price Per share    $1.00
================================================================================
(A) Adjustable Rate Security -- The rate reported on the Statement of Net Assets is the rate in effect on January 31, 1999. The date shown is the next scheduled reset date.
(B) The contract has no stated maturity date, but may be terminated unconditionally by the fund at anytime upon at least 7 days notice to the issuer.
GIC -- Guaranteed Investment Contract
MTN -- Medium Term Note
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS                                           THE ARBOR FUND
For the Year Ended January 31, 1999
                                                           (IN THOUSANDS)
                                                  ------------------------------
                                                   U.S. GOVERNMENT    PRIME
                                                     SECURITIES    OBLIGATIONS
                                                     MONEY FUND       FUND
--------------------------------------------------------------------------------
Investment Income:
   Interest Income                                     $35,773       $44,755
--------------------------------------------------------------------------------
Expenses:
   Management Fees                                         529           646
   Waiver of Management Fees                              (220)         (268)
   Investment Advisory Fees                              1,323         1,616
   Waiver of Advisory Fees                                (629)         (689)
   Custodian Fees                                          265           290
   Transfer Agent Fees                                     198           240
   Professional Fees                                        27            22
   Registration Fees                                         1             1
   Insurance Expense                                         5             3
   Directors Fees                                            1             1
   Printing Fees                                            32            27
   Pricing Fees                                              1             1
   Amortization of Deferred Organizational Costs             4             3
   Other                                                     1             1
--------------------------------------------------------------------------------
     Total Expenses                                      1,538         1,894
--------------------------------------------------------------------------------
   Net Investment Income                                34,235        42,861
--------------------------------------------------------------------------------
   Increase in Net Assets Resulting from Operations    $34,235       $42,861
================================================================================
    The accompanying notes are an integral part of the financial statements.


STATEMENT OF CHANGES IN NET ASSETS                                                                THE ARBOR FUND
                                                                                 (IN THOUSANDS)
                                                               ---------------------------------------------------
                                                                 U.S. GOVERNMENT                   PRIME
                                                                   SECURITIES                   OBLIGATIONS
                                                                   MONEY FUND                      FUND
                                                          --------------------------------------------------------
                                                            02/01/98      02/01/97        02/01/98      02/01/97
                                                           TO 01/31/99   TO 01/31/98     TO 01/31/99   TO 01/31/98
-------------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income                                  $   34,235     $   37,262     $    42,861   $   31,705
   Net Realized Gain (Loss) on Investments                       --               3             --            (3)
-------------------------------------------------------------------------------------------------------------------
Increase in Net Assets Resulting from Operations              34,235         37,265          42,861       31,702
-------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income                                     (34,250)       (37,262)        (42,874)     (31,704)
   Capital Gains                                                 --             --              --           --
-------------------------------------------------------------------------------------------------------------------
     Total Distributions                                     (34,250)       (37,262)        (42,874)     (31,704)
-------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (all at $1.00 per share):
   Proceeds from Shares Issued                             6,897,369      7,090,197       7,764,540    6,369,124
   Reinvestment of Distributions                              13,467          9,939          10,074        5,066
   Cost of Shares Redeemed                                (7,012,200)    (6,897,460)     (7,630,948)  (6,110,786)
-------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
   from Capital Share Transactions                          (101,364)       202,676         143,666      263,404
-------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease) in Net Assets                (101,379)       202,679         143,653      263,402
-------------------------------------------------------------------------------------------------------------------
Net Assets: Beginning of Period                              789,410        586,731         740,837      477,435
-------------------------------------------------------------------------------------------------------------------
Net Assets: End of Period                                 $  688,031     $  789,410     $   884,490   $  740,837
===================================================================================================================
                    The accompanying notes are an integral part of the financial statements.


FINANCIAL HIGHLIGHTS                                                                                                  THE ARBOR FUND
For a Share Outstanding Throughout the Period or Year
                                                                                                             RATIO      RATIO OF
                                                                                                  RATIO    OF EXPENSES NET INCOME
             NET ASSET            DISTRIBUTIONS      NET                 NET           RATIO      OF NET   TO AVERAGE  TO AVERAGE
               VALUE       NET        FROM       ASSET VALUE            ASSETS      OF EXPENSES   INCOME   NET ASSETS  NET ASSETS
             BEGINNING INVESTMENT NET INVESTMENT     END      TOTAL  END OF PERIOD  TO AVERAGE  TO AVERAGE (EXCLUDING  (EXCLUDING
             OF PERIOD   INCOME      INCOME       OF PERIOD   RETURN    (000)       NET ASSETS  NET ASSETS  WAIVERS)    WAIVERS)
------------------------------------------------------------------------------------------------------------------------------------
-------------------------------------
U.S. GOVERNMENT SECURITIES MONEY FUND
-------------------------------------
For the Year Ended January 31,:
   1999        $1.00      0.05       (0.05)          $1.00     5.30%   $688,031        0.23%       5.18%      0.36%      5.05%
   1998        $1.00      0.05       (0.05)          $1.00     5.52%   $789,410        0.20%       5.39%      0.37%      5.22%
   1997        $1.00      0.05       (0.05)          $1.00     5.29%   $586,731        0.20%       5.17%      0.37%      5.00%
   1996        $1.00      0.06       (0.06)          $1.00     5.88%   $514,870        0.20%       5.72%      0.37%      5.55%
   1995(1)     $1.00      0.03       (0.03)          $1.00     4.98%*  $579,422        0.20%*      4.98%*     0.38%*     4.80%*

----------------------
PRIME OBLIGATIONS FUND
----------------------
For the Year Ended January 31,:
   1999        $1.00      0.05       (0.05)          $1.00     5.46%   $884,490        0.23%       5.31%      0.35%      5.19%
   1998        $1.00      0.06       (0.06)          $1.00     5.66%   $740,837        0.20%       5.52%      0.36%      5.36%
   1997        $1.00      0.05       (0.05)          $1.00     5.45%   $477,435        0.20%       5.33%      0.38%      5.15%
   1996(2)     $1.00      0.02       (0.02)          $1.00     5.82%*  $382,632        0.20%*      5.61%*     0.40%*     5.41%*

====================================================================================================================================

(1) Commenced operations on August 1, 1994
(2) Commenced operations on October 25, 1995
 *  Annualized

               The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                                     THE ARBOR FUND
January 31, 1999

1. Organization:

THE U. S. GOVERNMENT SECURITIES MONEY AND PRIME OBLIGATIONS FUNDS (the "Funds") are separate investment portfolios of The Arbor Fund (the "Trust"), an open-end management investment company. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management company. The financial statements included herein relate only to the U.S Government Securities Money and Prime Obligations Funds. The Funds' prospectus provides a description of the Funds' investment objectives, policies and strategies.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds. The policies are in conformity with generally accepted accounting principles.

     SECURITY VALUATION--Investment securities held by the Funds are stated at amortized cost, which approximates market value. Under this method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

     FEDERAL INCOME TAXES--It is the Funds' intention to continue to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required in the financial statements.

     SECURITY TRANSACTIONS AND RELATED INCOME--Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized using the accrual method of accounting. Costs used in determining realized gains and losses on sales of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding periods.

     REPURCHASE AGREEMENTS--The Funds invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization and/or retention of the collateral by the Fund may be delayed or limited.

     NET ASSET VALUE PER SHARE--The net asset value per share of the Funds is calculated on each business day. In general, it is computed by dividing the assets of each Fund, less its liabilities, by the number of outstanding shares of each Fund.

     DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income are declared and recorded daily and paid monthly to shareholders. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

     USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS--The Financial Statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates.

3. Administration, Transfer Agent and Distribution Agreements:

SEI Investments Mutual Fund Services
(the "Administrator"), a Delaware business trust, serves as administrator to the Funds. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator. The Trust and the Administrator have entered into an administration agreement dated August 1, 1994. Under terms of the Administration Agreement, the Administrator is entitled to a fee which is calculated daily and paid monthly at an annual rate of .08% of the average daily net assets of each Fund. The Administrator and Crestar Asset Management Company (the "Advisor") have agreed to waive a portion of their respective fees to the extent necessary so that the total operating expenses of the Funds did not exceed an annual rate of .20% of average daily net assets through June 1, 1998 and .25% of average daily net assets thereafter. During the period from February 1, 1998 to January 31, 1999, the Administrator received net administration fees totaling approximately .05% and .05% of the average daily net assets for U.S. Government Securities Money and Prime Obligations Funds, respectively. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

NOTES TO FINANCIAL STATEMENTS (concluded)                         THE ARBOR FUND
January 31, 1999


Crestar Bank (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for each Fund. The Transfer Agent also acts as the shareholder servicing agent and custodian of the Funds.

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments Company and an affiliate of the Administrator, have entered into a distribution agreement (the "Distribution Agreement") dated August 1, 1994. The Distributor receives no fees for its distribution services under the Distribution Agreement. For the year ended January 31, 1999, the Funds paid commissions of $178,468 to affiliated broker-dealers.

4. Investment Advisory Agreement:

The Trust has entered into an investment advisory agreement with the Advisor dated August 1, 1994 under which the Advisor is entitled to a fee which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of each Fund. During the period from February 1, 1998 to January 31, 1999, the Advisor received net fees totaling approximately .10% and
 .11% of the average daily net assets for U.S. Government Securities Money and Prime Obligations Funds, respectively. Fee waivers and expense reimbursements are voluntary and may be terminated at any time. The Advisor is a wholly-owned subsidiary of Crestar Bank, which is a wholly-owned subsidiary of Crestar Financial Corporation.

The acquisition of Crestar by SunTrust was completed on December 31, 1998. On January 28, 1999, the Arbor Fund filed an exemptive application with the Securities and Exchange Commission to permit the combination (the "Proposed Combination") of each of the Funds with two of the STI Classic Funds (mutual funds that are served by investment advisers that are subsidiaries of SunTrust). On February 22, 1999, the Board of Trustees of the Funds unanimously approved the Proposed Combinations and recommended that the shareholders of the Funds approve the Proposed Combinations. The Proposed Combinations are intended to be a tax free reorganization. The Board of Trustees of the Funds also anticipates holding a special meeting of the shareholders in May of 1999 so that the shareholders of the Funds can vote on the Proposed Combinations. Shareholders of the Funds will receive additional written materials about the Proposed Combinations through the mail. The Proposed Combinations are still subject to certain regulatory approvals and the approval of the shareholders of the Funds.


5. Organizational Costs and Transactions with Affiliates:

Organizational costs have been capitalized by the Trust and are being amortized over sixty months beginning with the commencement of operations. In the event any of the initial shares of the Trust are redeemed by any holder thereof during the period that the Trust is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Trust will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. These costs include legal fees of $24,600 for organizational work performed by a law firm of which two officers and a trustee of the Trust are partners.

Certain officers and a trustee of the Trust are also officers of the Administrator and/or Distributor. Such officers and trustee are paid no fees by the Trust for serving in their respective roles.

6. Concentration of Credit Risk:

The Funds invest primarily in money market instruments maturing in 397 days or less whose ratings are within the highest ratings category assigned by a nationally recognized statistical rating agency or, if not rated, are believed to be of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry, state or region.

7. Capital Loss Carryovers:

As of January 31, 1999, the U.S. Government Securities Money Fund had a capital loss carryover, to the extent provided in the regulations, for Federal Income tax purposes as follows:

$11,641 expiring in 2004
$13,848 expiring in 2005

As of January 31, 1999, the Prime Obligations Fund had a capital loss carryover, to the extent provided in the regulations, for Federal Income tax purposes as follows:

$3,520 expiring in 2007

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of The Arbor Fund

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of U.S. Government Securities Money Fund and Prime Obligations Fund (separately managed portfolios of The Arbor Fund, hereafter referred to as the "Trust") at January 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP

Philadelphia, PA
March 15, 1999

NOTICE TO SHAREHOLDERS                                            THE ARBOR FUND
January 31, 1999


For shareholders that do not have a January 31, 1999 tax year end, this notice is for informational purposes only. For shareholders with a January 31, 1999 tax year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended January 31, 1999, each portfolio is designating the following items with regard to distributions paid during the year.

                                          (A)            (B)            (C)
                                       LONG TERM   ORDINARY INCOME     TOTAL
                                     CAPITAL GAINS  DISTRIBUTIONS  DISTRIBUTIONS
PORTFOLIO                             (TAX BASIS)    (TAX BASIS)    (TAX BASIS)
--------------------------------------------------------------------------------
U.S. Government Securities Money Fund ..   0%            100%           100%
Prime Obligations Fund .................   0%            100%           100%
================================================================================

                                           (D)            (E)            (F)
                                       QUALIFYING     TAX EXEMPT       FOREIGN
PORTFOLIO                             DIVIDENDS(1)     INTEREST      TAX CREDIT
--------------------------------------------------------------------------------
U.S. Government Securities Money Fund ..   0%              0%             0%
Prime Obligations Fund .................   0%              0%             0%
================================================================================
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
 * Items (A) and (B) are based on a percentage of each portfolio's total distributions.
** Items (D), (E) and (F) are based on a percentage of ordinary income distributions of each portfolio.

None of the Arbor Funds satisfy California's, Connecticut's, or New York's statutory requirements to pass through income from Federal obligations. Accordingly, the pro rata portion of income from Federal obligations will not be exempt from these states' respective income tax.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus. Shares in the Funds are not deposits or obligations of, or guaranteed or endorsed by Crestar Bank, the parent corporation of the Funds' investment adviser. Such shares are also not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.